UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 7, 2013

GMS CAPITAL CORP.
(Exact name of registrant as specified in its charter)

FLORIDA	333-151684	26-1094541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

3055 L ’ Assomption Blvd., Montreal, Quebec H1N 2H1 Canada
(Address of principal executive offices and Zip Code)

1.514.254.9195
(Registrant's telephone number, including area code)

194, St-Paul West, Suite 400, Montreal, Quebec H2Y 1Z8 Canada

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

GMS Capital Corp. (NASDAQ OTC: GMCP) (the “Company”) announces that a new slate of Directors has been elected to its Board of Directors. The Board now is now composed of the following members: Bernard Canneva, Caroline Coulombe, Gérard Dab, Martial Rolland, Mohamed Samake, Pierre Savignac and Emanuel Tomasino. Caroline Coulombe shall serve as Chairman of the Board.

A new slate of Officers has also been appointed to replace the previous administration. Martial Rolland has been appointed President and CEO of the Corporation, and Serge Lebel has been appointed Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of January 2013

GMS Capital Corp.

By:

/s/ Martial Rolland

Martial Rolland, President & CEO